EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Vander Zanden, President and Chief Executive Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.	The Annual Report on Form 10-K for the fiscal year ended April 25, 2009 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: June 24, 2009

/s/ David J. Vander Zanden
David J. Vander Zanden
Chief Executive Officer

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by School Specialty, Inc. for purposes of Securities Exchange Act of 1934.